UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	August 31, 2011

HEARTLAND PAYMENT SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware             001-32594                 22-3755714
(State or other jurisdiction of     (Commission File No)      (I.R.S. Employer
incorporation or organization)                          Identification Number)

90 Nassau Street, Princeton, New Jersey 08542
(Address of principal executive offices) (Zip Code)
(609) 683-3831
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Effective as of August 31, 2011, Steven M. Elefant is no longer an employee of Heartland Payment Systems, Inc. (the “Company”). Mr. Elefant was the Company's Chief Information Officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	September 7, 2011

Heartland Payment Systems, Inc.
(Registrant)

	By:	/s/ Charles H.N. Kallenbach
Charles H.N. Kallenbach
General Counsel, Chief Legal Officer and Secretary